SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 31, 2007 (January 25, 2007)
Verso Technologies, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-22190	41-1484525

(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification
incorporation)		No.)

400 Galleria Parkway, Suite 200, Atlanta, Georgia	30339

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (678) 589-3500
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 3.02 Unregistered Sale of Equity Securities
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-2.1 AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT
EX-4.1 FORM OF WARRANT TO PURCHASE SHARES OF THE COMPANY'S COMMON STOCK
EX-99.1 SECURITIES PURCHASE AGREEMENT
EX-99.2 FORM OF REGISTRATION RIGHTS AGREEMENT

Item 1.01 Entry into a Material Definitive Agreement.
     (a) Securities Purchase Transaction.
          On January 30, 2007, Verso Technologies, Inc. (the “Company”) entered into a Securities Purchase Agreement with certain purchasers signatory thereto (the “Securities Purchase Agreement”) pursuant to which the Company agreed to sell in a private placement to such purchasers 2,000,000 shares of the Company’s common stock (the “Common Stock”) and warrants to acquire 1,000,000 shares of Common Stock (the “Investor Warrants”) for an aggregate purchase price of $2,000,000. The Investor Warrants are exercisable over a 5-year period following the closing of the private placement at a per share exercise price of $1.25. The exercise price of the Investor Warrants, but not the number of shares of Common Stock issuable upon exercise thereof, is subject to adjustment in the event of certain dilutive issuances.
          In connection with the Securities Purchase Agreement, the Company also entered into a Registration Rights Agreement with such purchasers dated as of January 30, 2007 (the “Registration Rights Agreements”), pursuant to which the Company granted to such purchasers certain registration rights with respect to the shares of Common Stock sold (including the shares of Common Stock issuable upon exercise of the Investor Warrants) in the private placement. Pursuant to the Securities Purchase Agreement, the Company may sell additional shares of Common Stock and Investor Warrants on substantially the same terms for up to an additional $3,000,000 in purchase price pursuant to definitive agreements to be entered into with the purchasers thereof.
          In addition, the Company agreed to pay the Company’s placement agent in connection with private placement a cash fee equal to 6% of the aggregate purchase price received by the Company under the Securities Purchase Agreement and agreed to issue a warrant to the placement agent (the “Agent Warrant”) to purchase 8% of the number of shares of Common Stock issuable upon exercise of the Investor Warrants. The Agent Warrant is on the same terms as the Investor Warrants, and the shares of Common Stock issuable upon exercise of the Agent Warrant will also be registered for resale.
          The Company closed the transactions contemplated by the Securities Purchase Agreement on January 31, 2007.
          The Securities Purchase Agreement, the form of warrant used for the Investor Warrants and the Agent Warrant and the form of Registration Rights Agreement are filed as exhibits hereto and the description contained herein is qualified entirely by reference to such exhibits, which are incorporated herein by reference.
          The securities offered in the private placement will not be and have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

     (b) Amendment to Asset Purchase Agreement.
          On January 25, 2007, the Company entered into Amendment No. 1 (the “Amendment”) to that certain Asset Purchase Agreement (the “Asset Purchase Agreement”) entered into by the Company with Paradyne Networks, Inc. (“Paradyne”) and, for certain limited purposes, Zhone Technologies, Inc., Paradyne’s parent (“Zhone”), dated as of December 29, 2006, which Asset Purchase Agreement and the transactions contemplated thereby were previously reported on the Company’s Current Report on Form 8-K filed on January 8, 2007. The principal purpose of the Amendment was to extend the date on which the Company is required to pay the additional $1.5 million in exchange for the assignment to the Company of certain intellectual property that Paradyne had theretofore licensed to the Company (the “Intellectual Property”), all as contemplated by the Asset Purchase Agreement, to January 31, 2007. Previously, the Company was obligated to make such payment on January 19, 2007, but Paradyne and Zhone waived compliance with the obligation as part of the Amendment. The Amendment also amends (i) the terms of the covenant not to compete to which Zhone and Paradyne (and their respective controlled affiliates) are subject and (ii) certain exhibits and schedules to the Asset Purchase Agreement, although the Company does not believe that any such amendments are material to the Company.
     The Amendment is filed as an exhibit hereto and the description contained herein is qualified entirely by reference to such Amendment, which is incorporated herein by reference.
     After January 25, 2007, the Company, Paradyne and Zhone agreed in principle to further amend the Asset Purchase Agreement, as modified by the Amendment, to provide that (i) the $1.5 million otherwise payable by the Company to Paradyne on January 31, 2007 in exchange for the assignment to the Company of the Intellectual Property will be payable by the Company in three installments of $1.0 million, $250,000 and $250,000 on January 31, 2007, March 31, 2007 and June 30, 2007, respectively; (ii) Paradyne will continue to license the Intellectual Property to the Company, subject to the payment of each such installment; and (iii) Paradyne will assign the Intellectual Property to the Company on June 30, 2007, subject to the receipt of the final payment (collectively, the “Further Agreement”). The Company Paradyne and Zhone are in the process of reducing this Further Agreement to writing.
Item 2.01 Completion of Acquisition or Disposition of Assets.
          On January 31, 2007, in accordance with the terms of the Asset Purchase Agreement, as amended by the Amendment and the Further Agreement, the Company paid to Paradyne the sum of $1.0 million.
Item 3.02 Unregistered Sale of Equity Securities.
     The Investor Warrants were issued without registration under the Securities Act, in reliance upon the exemption from registration set forth in Section 4(2) of the Securities Act (“Section 4(2)”). The Company based such reliance upon representations made by the investors in the private placement regarding their investment intent, sophistication and status as either a “qualified institutional buyer,” as defined in Rule 144A(a) under the Securities Act, or “accredited investors,” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) of Regulation D, promulgated pursuant to Section 4(2) (“Regulation D”), among other things.
     The Agent Warrant was issued without registration, in reliance upon the exception from registration set forth in Section 4(2). The Company based such reliance upon representations made by the Agent regarding its investment intent, sophistication and status as an “accredited investor,” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) of Regulation D, among other things.
     Following the closing of the private placement described in Item 1.01(a) above, the exercise price of the Series A Warrants to purchase shares of Common Stock issued by the

Company on February 4, 2005 was reduced to $2.49 per share in accordance with the terms thereof.
Item 8.01 Other Events.
     In January 2007, CM Solutions, Inc. (“CM”), a provider of contract manufacturing services to the Company, confirmed in writing the Company’s understanding with respect to the assignment by CM to Verso Verilink, LLC (“VV”), a wholly owned subsidiary of the Company, of certain unused inventory under that certain contract by and between CM, the Company and VV dated June 17, 2006. The original contract failed to accurately reflect such matters, but the parties’ course of conduct and the written confirmation confirms that upon the purchase by the Company (or VV) of products of original inventory using the original inventory described on an exhibit to the original contract, CM will assign to VV unused original inventory having a value equal to the value of the original inventory described in such exhibit. Such assigned original inventory will continue to be held by CM on consignment for the benefit of the Company and VV. CM provides contract manufacturing services to the Company and VV with respect to their Verilink product line.
Item 9.01 Financial Statements and Exhibits.

(a)	– (b)	Financial Statements of Businesses Acquired and Pro Forma Financial Information. None

(c)	Shell Company Transactions. None.

(d)	Exhibits. The exhibits required to be filed with this Current Report are set forth on the Exhibit Index attached hereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

VERSO TECHNOLOGIES, INC.
By:	/s/ Martin D. Kidder
Martin D. Kidder, Chief Financial Officer

Dated: January 31, 2007

EXHIBIT INDEX
2.1	Amendment No. 1 to Asset Purchase Agreement, dated as of January 25, 2007, among the Company, Paradyne Network, Inc. and Zhone Technologies, Inc.

4.1	Form of Warrant to purchase shares of the Company’s common stock dated January 31, 2007, issued in connection with the Company’s January 2007 private placement offering.

99.1	Securities Purchase Agreement dated as of January 30, 2007 among the Company and the purchasers signatory thereto.

99.2	Form of Registration Rights Agreement dated as of January 30, 2007 entered into in connection with the Company’s January 2007 private placement offering.